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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 18, 2005
                        (Date of earliest event reported)

                               DYNEX CAPITAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Virginia                   1-9819                   52-1549373
 (State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)           File Number)            Identification No.)

             4551 Cox Road, Suite 300,                       23060-5860
               Glen Allen, Virginia                          (Zip Code)
     (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (804) 217-5800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

     On March 17, 2005, the Registrant issued a press release reporting its financial results for the year ended December 31, 2004. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02. The foregoing information, including the information contained in the press release, is being furnished pursuant to this
Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DYNEX CAPITAL, INC.
                                     (Registrant)


Date: March 18, 2005                 By:    /s/ Stephen J. Benedetti
                                            Stephen J. Benedetti
                                            Executive Vice President and
                                            Chief Financial Officer

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                                  Exhibit Index


    Exhibit No.       Description

         99           Press release issued by the Registrant on March 17, 2005.